Exhibit 10.3

LabStyle Innovations Corp.

350 Fifth Avenue, 59th Floor

New York, NY 10018

October 27, 2011

Spencer Trask Ventures, Inc.

1700 E. Putnam Avenue, Suite 401

Old Greenwich, Connecticut 06870

Re: Right of First Refusal

Ladies and Gentlemen:

Reference is made to that certain Placement Agency Agreement dated September 8, 2011 (the “Placement Agency Agreement”) by and between Spencer Trask Ventures, Inc. (the “Placement Agent”) and LabStyle Innovations Corp. (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Placement Agency Agreement.

The Company hereby grants to the Placement Agent, for a period of two (2) years following the Final Closing (the “Term”), the irrevocable preferential right of first refusal to purchase for the Placement Agent’s account or to act as lead placement agent for any proposed private offering of the Company’s securities (equity or debt) by the Company. In that regard, it is understood that if a third party provides the Company with written terms with respect to a private securities offering that the Company wishes to accept during the Term (“Written Offering Terms”), the Company shall promptly provide the Placement Agent with a notice of such intention, along with the Written Offering Terms (collectively, the “Notice”). The Placement Agent shall have ten days from its receipt of the Notice in which to determine whether or not to purchase such securities for its own account or to act as lead placement agent on the terms and conditions contained in the Written Offering Terms and, if the Placement Agent refuses, and provided that such financing is consummated (a) with another placement agent upon substantially the same terms and conditions as the Written Offering Terms and (b) within three months after the end of the aforesaid ten (10) day period, this right of first refusal shall thereafter be forfeited with respect to the particular offering contained in the Written Offering Terms; provided, however, if the financing is not consummated under the conditions of clauses (a) and (b) above, then the right of first refusal shall once again be reinstated under the same terms and conditions set forth above. The Placement Agent’s failure to exercise these preferential rights with respect to a particular offering shall not affect the Placement Agent’s preferential rights to any subsequent offering during the Term.

The Company represents and warrants as of the date of this letter agreement that no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s preferential rights described in this letter agreement shall apply and the Company shall not grant any preferential rights to participate in any offer, sale or distribution of the Company’s securities on terms that conflict with the rights of the Placement Agent hereunder without first obtaining the Placement Agent’s prior written consent, which consent may be withheld in its sole discretion.

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This letter agreement constitutes the entire agreement between the Company and the Placement Agent specifically with respect to the right of first refusal set forth herein and supersedes all prior agreements and understandings between the Company and the Placement Agent with respect to the specific subject matter hereof.

The terms and provisions of Section 13 of the Placement Agency Agreement regarding governing law and arbitration are incorporated by reference herein as an operative part of this letter agreement as if fully set forth herein.

If you find the forgoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this letter agreement along with all counterparts will become a binding agreement between us. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or data file signature page were an original thereof.

Sincerely,

LabStyle Innovations Corp.

By:  /s/ Oren Fuerst__________

Oren Fuerst

Chief Executive Officer

Agreed to and accepted as of the date first written above:

Spencer Trask Ventures, Inc.

By:  /s/ John Heidenreich___

John Heidenreich

President

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